SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  October 26, 1998


                        ALTERNATIVE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


Delaware                         0-23940                  38-2791069
(State or other         (Commission File Number)        (IRS Employer
jurisdiction of                                         Identification
incorporation)                                          No.)


100 Tri-State International, Suite 300, Lincolnshire, IL          60069
(Address of principal executive offices)                     (Zip code)


(Registrant's telephone number, including area code)     (847) 317-1000

Item 5.  Other Events.

     On October 26, 1998, Alternative Resources Corporation filed a Certificate of Designations of Preferred Stock (the "Certificate") with the office of the Secretary of State of Delaware. The Certificate designated 200,000 shares of the Company's previously authorized and unissued preferred stock as "Junior Preferred Stock, Series A." Shares of Junior Preferred Stock, Series A are subject to the rights and restrictions set forth on the Certificate, which is hereby incorporated by reference and attached as an exhibit to this Form.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

   (4) Certificate of Designations of Preferred Stock of Alternative Resources Corporation filed with the office of the Secretary of State of Delaware on October 26, 1998, Authentication No. 9373093.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ALTERNATIVE RESOURCES CORPORATION



Date:  October 28, 1998  /s/ Steven Purcell
                         --------------------------
                         Steven Purcell
                         Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT   DESCRIPTION                                       PAGE NO.
NUMBER


   4      Certificate of Designations of Preferred          1
          Stock of Alternative Resources Corporation filed with the office of the Secretary of State of Delaware on October 26, 1998,
          Authentication No. 9373093.